Annual Report


     Emerging
     Markets
     Stock Fund

     ----------------
     October 31, 1997
     ----------------


[GRAPHIC APPEARS HERE]

 T. Rowe Price

   REPORT HIGHLIGHTS
   ----------------------------------------------------------------------------
   Emerging Markets Stock Fund

 . Emerging stock markets endured a difficult six months as pressure on currencies forced interest rates higher, sending stock prices lower.

 . The selling spread throughout Southeast Asia, eventually spilling over to worldwide markets and leaving no place left to hide.

 .  Your fund's -1.60% return over the 12 months was ahead of the MSCI index's -
   8.48% but behind the average 3.17% of the Lipper peer group.

 . Our major investment decision was to trim exposure to Southeast Asia once it was clear that the selling was spreading from Thailand to other Asian countries.

 . While we expect the volatility to continue near term, stock valuations in various markets look attractive and we expect above-average growth to resume over time.

Fellow Shareholders


Emerging markets suffered a difficult six-month period through the end of October, driving performance for the entire year into negative territory. During the summer severe problems affected the Southeast Asian markets of Thailand, Malaysia, Indonesia, and the Philippines, where high current account deficits led to pressure on the currencies, which were subsequently devalued. High interest rates swiftly followed, weighing further on equity markets.

-----------------------
Performance Comparison
------------------------------------------------------------------------------

Periods Ended 10/31/97                                   6 Months   12 Months
------------------------------------------------------------------------------
Emerging Markets
Stock Fund                                                - 11.43%     - 1.60%
 ..............................................................................
MSCI Emerging
Markets Free Index                                        - 17.54      - 8.48
 ..............................................................................
Lipper Emerging Markets
Funds Average                                              - 9.34        3.17
 ..............................................................................


        However, up until mid-October the crisis remained a relatively localized problem among emerging markets, and your fund was weathering the storm handsomely. Then the crisis spread, with Taiwan and Korea indulging in competitive devaluations; soon the Hong Kong dollar came under speculative attack with overnight interest rates surging to over 100%. At this point, no emerging market sector was saved as the risk premium of local interest rates over Treasuries jumped from under 300 basis points to an average of over 800 (100 basis points equal one percent). Sharp drops in the thus-far steady markets of Latin America and emerging Europe ensued. There was no place left to hide and the selling grew indiscriminate, with the largest and most-liquid areas often taking the biggest hits.

        While your fund lost a significant amount of value over the half year in absolute terms, it surpassed the MSCI Emerging Markets Free Index by a handsome margin. Returns were - 11.43% for the fund compared with - 17.54% for the index. The fund was down 1.60% for the past 12 months versus - 8.48% for the index. However, your fund trailed the Lipper peer group average performance over both periods.

        For the half year, value added versus the index came from many different areas. In Europe we benefited from an average weighting of 8% in Russia where the market was up substantially, posting the best returns in the world so far this year. Russia is still not part of the index but is scheduled to enter in late November. The Hungarian stock market, where we were overweighted 4% compared with the index, also made a positive contribution, rallying more than 20%. In the Southeast Asian markets we avoided some of the woes with a 10% underweighting overall in Thailand, Indonesia, Malaysia, and the Philippines. However, all holdings in those markets fell savagely, hurting performance in absolute terms.

        Latin America had a modestly positive impact on results, with Brazil retreating but Mexico, where we were slightly overweighted, up more than 17%. Our underperformance versus the Lipper average of similar funds was largely due to our relative weightings in various markets compared with those of our peers.

-------------------
Market Performance
------------------------------------------------------------------------------

(In U.S. Dollar Terms)
Periods Ended 10/31/97                                    6 Months   12 Months
------------------------------------------------------------------------------
Argentina                                                   - 3.08%      24.45%
 ..............................................................................
Brazil                                                     - 14.18       18.82
 ..............................................................................
Chile                                                       - 1.93        3.10
 ..............................................................................
China (Free)                                               - 15.01       22.29
 ..............................................................................
Israel (Nondomestic)                                         32.47       46.47
 ..............................................................................
Malaysia EMG                                               - 54.08     - 57.10
 ..............................................................................
Mexico                                                       17.17       37.25
 ..............................................................................
Poland                                                     - 16.25      - 9.81
 ..............................................................................
South Africa                                               - 14.07      - 5.67
 ..............................................................................
Thailand                                                   - 57.49     - 68.46
 ..............................................................................

Source: FAME Information Services, Inc.; based on MSCI indices.


        In stock selection terms, most of the relative value was added in Asia, where our avoidance of banks helped as worries about the financial system mounted. The fund also benefited from weakness in worldwide commodity prices due to its light exposure to natural resources and greater focus on better-performing service industries. Our major portfolio move during the past few months was a further cut in Southeast Asian stock holdings once it became clear that the domino effect was spreading from Thailand to other countries in the region. Over the half year, exposure to Asia fell to 23% of fund assets, with the major positions concentrated in India, Taiwan, and China. Most of the proceeds from sales of Asian securities were invested in Europe, where our Russian holdings advanced from only 1% of assets in April to 11% at fiscal year-end. We initiated positions in Greek equities, establishing about a 3.5% share of assets in that market. The economic environment there looks healthy, and we have identified several potentially rewarding growth stocks. We trimmed Latin American stocks slightly as the economic picture in Brazil worsened after a period of strong performance.


   MARKET REVIEW

        Far East

        Asia clearly had a miserable six months, although most of the misery was concentrated in Southeast Asian markets. In U.S. dollar terms, Thailand, Indonesia, Malaysia, and the Philippines all lost approximately 50%. Other parts of Asia fared better, but almost all were still down in absolute terms. High and rising current account deficits led to pressure on exchange rate regimes, which finally cracked in July and August. The currencies of all these countries have now fallen over 25% so far this year as a move away from managed pegs to the U.S. dollar became increasingly inevitable.

        Sadly, the woes were compounded by policy incompetence, sharply higher interest rates, and even verbal attacks on currency traders by the Prime Minister of Malaysia. A $100 billion rescue package, said to be led by Japan, appears to be more talk than action. While it is tempting to feel that markets have overreacted with such massive declines, the banking problem of excess property lending and nonperforming loans of more than 5% of all outstanding loans leads us to remain cautious. Crucially, risk premiums have soared and equities are no longer valued relative to previously modest U.S. dollar-linked interest rates.

                           [PIE CHART APPEARS HERE]

---------------------------
Geographic Diversification
------------------------------------------------------------------------------
Latin America                                                             40%
Far East                                                                  23%
Europe                                                                    21%
Africa and the Middle East                                                11%
Other and Reserves                                                         5%

Based on net assets as of 10/31/97

        It is clear that forthcoming corporate earnings reports will be miserable due to a combination of slowing economies and much higher financing costs. What is needed is tough action from governments, but thus far their close personal ties to business have made this difficult.
        Toward the end of the quarter pressure also mounted on South Korea, which has excessive corporate debt and a fragile banking system, and we reduced exposure there. Fortunately, the economic cycle in China looks far healthier, with inflation at around 5% and the trade surplus rising. This liquidity should help to support not only the mainland but Taiwan as well, where electronics firms are performing strongly. India, our largest Asian weighting, also looks relatively robust. Our top stocks there all have returns on capital of more than 25%, well in excess of their cost of capital.

        Eastern Europe

        In contrast to Asia, emerging Europe enjoyed a good half year, although much of the shine was removed in late October. Russian stocks starred once again, rising over 36%, but Hungary and Greece also produced healthy returns. In Russia, inflation continues to fall, the ruble has been steady against the U.S. dollar, and the reformers in Boris Yeltsin's cabinet have clearly got the upper hand. Perhaps most important, industrial production has now improved for five months in succession, and it looks as though GDP growth will finally turn positive in 1998 after the severe post-Communist depression. Also, debt levels and the trade account are not in bad shape compared with many emerging economies. In addition, many stocks still sell for three or four times cash flow with assets typically at deep discounts to international peers. We focused our stock selection here on the oil and energys sectors, including Lukoil and Unified Energy Systems.

--------------------------------------------------------------------------------
IN CONTRAST TO ASIA, EMERGING EUROPE ENJOYED A GOOD HALF YEAR, ALTHOUGH MUCH OF THE SHINE WAS REMOVED IN LATE OCTOBER.
--------------------------------------------------------------------------------

        In the rest of Eastern Europe we are concerned about deteriorating external balances in the Czech Republic and Poland, but Hungary represents a notable bright spot. Early structural reforms laid good foundations for sustainable growth, and foreign direct investment has been the highest in the region. Hungary is home to several well-managed growth companies, many in the pharmaceutical sector. Richter Gedeon, for example, has a return on equity of more than 25%. In Southern Europe we played the region through Greece rather than Turkey. Greece offers a steady path to European Monetary Union convergence, with inflation around 6% and falling real interest rates of just under 400 basis points. By contrast, Turkey still has hyper-inflation and a pro-Islamic coalition that seems to have little regard for

        IMF-style fiscal discipline. Despite this, the Turkish stock market was strong and our zero weighting proved to be a mistake.

        Latin America

        Latin America was cruising along quite nicely until mid-October, when it caught a bad dose of Asian flu. Bond yields ballooned over those of U.S. Treasury bonds, and equity markets fell sharply as a consequence. Brazil also gave up its regional leadership role as it fell 14% over the half year while Mexico rose 17%.

        In Brazil the attention turned to a current account deficit equivalent to about 4.5% of GDP, slowing exports, and the overvalued currency. On October 30 the central bank raised the overnight interest rate from a floor of 20% to a new floor of 43%. Despite the trouble, however, there is some cause for optimism. In striking contrast to Southeast Asia, the Brazilian government has demonstrated a strong political will to defend the currency even at the cost of pushing the economy into recession. A sharp austerity budget was recently announced, and the planned $70 billion privatization program over the next three years remains in place. Encouragingly, privatization since the crisis began has been well received. It should also not be forgotten that the recent weakness left the Brazilian market selling at less than book value. Our stock selection focuses on privatization and reform, not economically sensitive areas. Telecomunicacoes Brasileiras was the fund's largest holding.

--------------------------
Industry Diversification
------------------------------------------------------------------------------
                                                  Percent of   Percent of
                                                  Net Assets   Net Assets
                                                     4/30/97     10/31/97
------------------------------------------------------------------------------
Services                                                26.9%        27.9%
 ..............................................................................
Energy                                                  15.8         27.0
 ..............................................................................
Consumer Goods                                          12.8         12.7
 ..............................................................................
Finance                                                 16.1         12.7
 ..............................................................................
Materials                                               12.6          9.4
 ..............................................................................
Capital Equipment                                        3.2          4.0
 ..............................................................................
Multi-industry                                           5.5          1.2
 ..............................................................................
All Other                                                0.3          0.1
 ..............................................................................
Reserves                                                 6.8          5.0
------------------------------------------------------------------------------
Total                                                  100.0%       100.0%


        In Mexico the economic environment is in better shape with a surplus in the trade account, a current account deficit of less than 2% of GDP, inflation down around 15%, and signs of improving consumer confidence. The banking system is also much more robust than it was three years ago. This led us to maintain our overweighted position, including a significant holding in Telefonos de Mexico. We remained underweighted in Chile. While Chile offers a safe haven in times of trouble, more than 40% of its exports are still attributable to the copper industry, and we find few steady growth opportunities there at present.

        Africa

        African markets did poorly during the past six months, with South Africa declining 14%. Real interest rates remained prohibitively high at around 10% as the central bank attempted to protect the value of the rand. While rates must fall from these levels, we have major reservations about the sustainability of growth due to low productivity relative to wages, high union power, and shocking levels of crime. The extensive cross-shareholding structure also makes it hard to find attractive companies that are free from excessive conglomeratization. Fund exposure in this market at fiscal year-end was exclusively in industrial stocks at the expense of natural resources shares.

   OUTLOOK

        The six months ended October 31, 1997, were a tough half year for investment in emerging markets. Financial system worries in Japan, jitters on Wall Street, and currency problems in Asia led to sharply rising interest rates in many markets where your fund invests. In retrospect, there is little doubt that we underestimated the risk in emerging market stocks against the backdrop of ever-ascending prices on Wall Street.

        However, we believe that conditions in many emerging markets are still favorable, with low inflation globally, structural changes opening more and more markets for investment, and a general commitment to expanding free trade. Governments in Latin America and emerging

        Europe have shown their willingness to make the hard decisions necessary to defend their currencies in times of trouble, and stocks in Brazil and Russia currently carry reasonable valuations, with many selling for less than book value. In Southeast Asia, the near-term outlook is uncertain. However, the latest turbulence may spur local governments to tighten the fiscal reins and the private sector to concentrate on enhancing shareholder value.

        While the overall environment in emerging markets is likely to remain volatile for some months to come, we believe these markets will eventually return to above-average growth and perform well over time. Therefore, it is important for investors to maintain their long-term perspective.

        Respectfully submitted,

        /s/ Martin G. Wade

        Martin G. Wade
        President

        November 21, 1997

T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------


--------------------
Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                     Percent of
                                                                     Net Assets
                                                                       10/31/97
--------------------------------------------------------------------------------
Telecomunicacoes Brasileiras, Brazil                                       6.6%
 ................................................................................
Lukoil, Russia                                                             3.8
 ................................................................................
Richter Gedeon, Hungary                                                    3.2
 ................................................................................
Unified Energy Systems, Russia                                             2.8
 ................................................................................
Telefonos de Mexico, Mexico                                                2.6
--------------------------------------------------------------------------------
YPF Sociedad Anonima, Argentina                                            2.1
 ................................................................................
Mahanagar Telephone, India                                                 1.6
 ................................................................................
Hellenic Telecommunication, Greece                                         1.6
 ................................................................................
Eletrobras, Brazil                                                         1.6
 ................................................................................
Petrol Brasileiros, Brazil                                                 1.5
--------------------------------------------------------------------------------
AO Tatneft, Russia                                                         1.5
 ................................................................................
Brahma, Brazil                                                             1.5
 ................................................................................
Cemex, Mexico                                                              1.4
 ................................................................................
Huaneng Power International, China                                         1.4
 ................................................................................
Industrial Credit & Investment Corporation of India, India                 1.2
--------------------------------------------------------------------------------
AO Mosenergo, Russia                                                       1.1
 ................................................................................
Cia Energetica Minas Gerais, Brazil                                        1.1
 ................................................................................
Sasol, South Africa                                                        1.1
 ................................................................................
Telefonica de Argentina, Argentina                                         1.1
 ................................................................................
MISR International Bank, Egypt                                             1.0
--------------------------------------------------------------------------------
Fomentos Economico Mexicano, Mexico                                        1.0
 ................................................................................
Surgutneftegaz, Russia                                                     1.0
 ................................................................................
Ameriyah Cement, Egypt                                                     1.0
 ................................................................................
SPT Telecom, Czech Republic                                                0.9
 ................................................................................
Hindustan Lever, India                                                     0.9
--------------------------------------------------------------------------------
Total                                                                     44.6%

T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------

----------------------
Performance Comparison
--------------------------------------------------------------------------------

   This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


   EMERGING MARKETS STOCK FUND
   -----------------------------------------------------------------------------

                           [LINE CHART APPEARS HERE]

                 Emerging              MSCI Emerging          Lipper Emerging
Date        Markets Stock Fund      Markets Free Index     Markets Funds Average
----        ------------------      ------------------     ---------------------
03/31/95          10,000                  10,000                  10,000
   10/95          10,480                  10,547                  10,568
   10/96          11,600                  11,230                  11,489
   10/97          11,415                  10,278                  11,620



------------------------------------
Average Annual Compound Total Return
--------------------------------------------------------------------------------

   This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                               Since  Inception
Periods Ended 10/31/97                          1 Year     Inception       Date
--------------------------------------------------------------------------------
Emerging Markets Stock Fund                    - 1.60%         5.25%    3/31/95
 ................................................................................

   Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------

--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                             Year                     3/31/95
                                            Ended                          to
                                         10/31/97       10/31/96     10/31/95
NET ASSET VALUE
Beginning of period                     $   11.59      $   10.48     $  10.00
                                        ......................................
Investment activities
 Net investment income                       0.02           0.02*        0.02*
 Net realized and unrealized
 gain (loss)                                (0.23)          1.08         0.44
                                        ......................................
 Total from investment activities           (0.21)          1.10         0.46
                                        ......................................
Distributions
 Net investment income                      (0.04)         (0.01)           -
 Net realized gain                          (0.30)             -            -
                                        ......................................
 Total distributions                        (0.34)         (0.01)           -
                                        ......................................
Redemption fees added to
paid-in-capital                              0.04           0.02         0.02
                                        ......................................
NET ASSET VALUE
End of period                           $   11.08      $   11.59     $  10.48
                                        --------------------------------------
Ratios/Supplemental Data
Total return                                (1.60)%        10.69%*       4.80%*
 ...............................................................................
Ratio of expenses to
average net assets                           1.75%          1.75%*       1.75%+*
 ...............................................................................
Ratio of net investment income to
average net assets                           0.21%          0.44%*       0.54%+*
 ...............................................................................
Portfolio turnover rate                      84.3%          41.7%        28.8%+
 ...............................................................................
Average commission rate paid            $  0.0003      $  0.0004     $      -
 ...............................................................................
Net assets, end of period
(in thousands)                          $ 119,285      $  67,896     $ 14,399
 ...............................................................................

* Excludes expenses in excess of a 1.75% voluntary expense limitation in effect through 10/31/98.
+  Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------
                                                                October 31, 1997


-----------------------
Statement of Net Assets                             Shares/Par            Value
--------------------------------------------------------------------------------
                                                                   In thousands
ARGENTINA  5.3%
Common Stocks  5.3%

Banco Frances del Rio de la Plata ADR (USD)             27,300     $        672
 ................................................................................
Banco Rio de la Plata ADR (USD) *                       54,720              575
 ................................................................................
Perez Companc (Class B)                                143,812              901
 ................................................................................
Telecom Argentina Stet (Class B) ADR (USD)              13,040              330
 ................................................................................
Telefonica de Argentina (Class B) ADR (USD)             45,560            1,281
 ................................................................................
YPF Sociedad Anonima (Class D) ADR (USD)                79,860            2,556
 ................................................................................
Total Argentina (Cost $6,598)                                             6,315
                                                                   .............

BRAZIL  19.8%

Common Stocks  4.5%

Cia Paranaense de Energia Copel                     38,306,000              448
 ................................................................................
Electricidade de Rio de Janeiro                  1,617,585,000            1,012
 ................................................................................
Eletrobras                                           1,058,000              427
 ................................................................................
Eletrobras ADR (USD)                                    71,931            1,457
 ................................................................................
Light Servicos de Electricidade                      1,473,000              489
 ................................................................................
Pao de Acucar GDS (USD)                                 37,000              676
 ................................................................................
Telecomunicacoes Brasileiras                         8,468,000              753
 ................................................................................
Unibanco GDR (USD)                                       4,000              109
 ................................................................................
                                                                          5,371
                                                                   .............
Preferred Stocks and Rights 15.3%

Banco Bradesco                                     111,315,455              828
 ................................................................................
Banco Itau                                             996,960              402
 ................................................................................
Brahma                                               2,884,141            1,805
 ................................................................................
Cia Cimento Portland Itau                            1,693,858              435
 ................................................................................
Cia Energetica de Sao Paulo *                        6,598,000              413
 ................................................................................
Cia Energetica Minas Gerais                         26,728,745            1,067
 ................................................................................
Cia Energetica Minas Gerais ADR, Sponsored
 Nonvoting (USD)                                         6,890              274
 ................................................................................
Electricidade de Sao Paulo *                           660,000              112
 ................................................................................
Electricidade de Sao Paulo, Rights, 11/27/97 *         158,470                1
 ................................................................................
Encorpar *                                           1,066,583                0
 ................................................................................
Ericsson Telecomunicacoes                           11,474,000              338
 ................................................................................
Globex Utilidades                                       17,000              167
 ................................................................................
Lojas Americanas                                    13,956,000              114
 ................................................................................

T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------


                                                         Shares/Par      Value
--------------------------------------------------------------------------------
                                                                  In thousands
Lojas Renner                                              3,220,000  $     115
 ................................................................................
Petrol Brasileiros                                        9,884,000      1,838
 ................................................................................
Telecomunicacoes Brasileiras ADR (USD)                       77,839      7,901
 ................................................................................
Telecomunicacoes de Minas Gerais (Class B)                3,810,000        477
 ................................................................................
Telecomunicacoes de Minas Gerais (Class B)
 Preference Receipts *                                       51,622          5
 ................................................................................
Telecomunicacoes de Sao Paulo                             3,750,803        980
 ................................................................................
Telecomunicacoes de Sao Paulo, Rights, 11/11/97 *           125,417          0
 ................................................................................
Telecomunicacoes do Parana                                  325,036        169
 ................................................................................
Telecomunicacoes do Parana, Rights, 11/11/97 *               15,853          0
 ................................................................................
Telecomunicacoes do Rio de Janeiro                        1,771,988        169
 ................................................................................
Telecomunicacoes do Rio de Janeiro, Rights, 11/11/97 *       68,706          1
 ................................................................................
Unibanco, Units (Each unit consists of 1 preferred
 share and 1 Unibanco Holdings (Class B) share) *        11,261,000        633
 ................................................................................
                                                                        18,244
                                                                     ...........
Total Brazil (Cost $25,717)                                             23,615
                                                                     ...........

CHILE  2.8%

Common Stocks  2.8%

Chilectra ADR (144a) (USD)                                   31,722        825
 ................................................................................
Chilgener ADS (USD)                                          17,797        485
 ................................................................................
Compania Cervecerias Unidas ADS (USD)                        12,472        304
 ................................................................................
Compania de Telecomunicaciones de Chile ADR (USD)            16,786        466
 ................................................................................
Empresa Nacional de Electricidad de Chile ADR (USD)          49,370        993
 ................................................................................
Santa Isabel ADR (USD)                                        5,395        100
 ................................................................................
Sociedad Quimica Minera de Chile (Class B) ADR (USD)          2,380        123
 ................................................................................
Total Chile (Cost $3,119)                                                3,296
                                                                     ...........

CHINA  3.1%

Common Stocks  3.1%

China Southern Airlines (HKD) *                             364,000        161
 ................................................................................
Guangdong Electric Power (Class B) (HKD)                  1,776,981      1,002
 ................................................................................
Guangshen Railway (HKD)                                     460,000        143
 ................................................................................
Huaneng Power International (Class N) ADR (USD) *            75,000      1,650
 ................................................................................
Shenzhen Expressway (Class H) (HKD) *                     2,870,000        616
 ................................................................................
Zhejiang Expressway (HKD)                                   618,000        120
 ................................................................................
Total China (Cost $4,468)                                                3,692
                                                                     ...........

T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------


                                                       Shares/Par         Value
--------------------------------------------------------------------------------
                                                                   In thousands
   CZECH REPUBLIC  1.1%
   Common Stocks  1.1%

   Cokoladovny                                              1,415  $        204
   .............................................................................
   SPT Telecom                                              9,364         1,080
   .............................................................................
   Total Czech Republic (Cost $1,203)                                     1,284
                                                                   .............

   EGYPT  1.9%

   Common Stocks  1.9%

   Ameriyah Cement                                         45,000         1,137
   .............................................................................
   MISR International Bank *                                7,000         1,173
   .............................................................................
   Total Egypt (Cost $2,375)                                              2,310
                                                                   .............

   GREECE  3.5%

   Common Stocks  3.5%

   Alpha Credit Bank                                        8,360           553
   .............................................................................
   Ergo Bank                                                7,166           427
   .............................................................................
   Hellenic Bottling                                        5,770           238
   .............................................................................
   Hellenic Telecommunication                              92,733         1,937
   .............................................................................
   Intracom                                                22,310           978
   .............................................................................
   Total Greece (Cost $4,285)                                             4,133
                                                                   .............

   HONG KONG  0.7%

   Common Stocks  0.7%

   China Pharmaceutical                                   620,000           100
   .............................................................................
   China Telecom                                          220,000           351
   .............................................................................
   Hong Kong China                                        932,000           244
   .............................................................................
   Legend Holdings                                        380,000           129
   .............................................................................
   Total Hong Kong (Cost $1,121)                                            824
                                                                   .............

   HUNGARY  4.5%

   Common Stocks  4.5%

   EGIS                                                    14,090           662
   .............................................................................
   Fotex *                                                135,301           151
   .............................................................................
   Graboplast Textile                                      14,012           757
   .............................................................................

13

T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------



                                                            Shares/Par    Value
--------------------------------------------------------------------------------
                                                                    In thousands
   Richter Gedeon GDS (USD)                                   41,585      $3,867
   .............................................................................
   Total Hungary (Cost $5,081)                                             5,437
                                                                         .......

   INDIA 7.3%

   Common Stocks 7.3%

   Gujarat Ambuja Cement GDR (USD)                           107,000         869
   .............................................................................
   Hindustan Lever                                            29,500       1,040
   .............................................................................
   Hindustan Petroleum                                        67,000         880
   .............................................................................
   Housing Development Finance                                 2,800         237
   .............................................................................
   Industrial Credit & Investment Corporation of India       615,450       1,487
   .............................................................................
   ITC                                                        31,800         492
   .............................................................................
   ITC GDR (USD)                                              15,000         263
   .............................................................................
   Mahanagar Telephone                                       279,000       1,945
   .............................................................................
   Ranbaxy Laboratories                                       26,000         507
   .............................................................................
   State Bank of India                                        49,600         358
   .............................................................................
   Tata Engineering & Locomotive GDR (USD)                    63,000         622
   .............................................................................
   Total India (Cost $9,125)                                               8,700
                                                                         .......


   INDONESIA 0.4%

   Common Stocks and Warrants 0.4%

   Bank International Indonesia, Warrants, 1/17/00 *              40           0
   .............................................................................
   Gulf Indonesia Resources (USD) *                           22,000         462
   .............................................................................
   Total Indonesia (Cost $429)                                               462
                                                                        ........


   ISRAEL 5.1%

   Common Stocks 5.1%

   Agis                                                       89,140         738
   .............................................................................
   Bank Hapoalim                                             317,830         751
   .............................................................................
   Blue Square *                                              98,820         905
   .............................................................................
   Eci Telecom (USD)                                          27,320         755
   .............................................................................
   Elite Industries                                           18,073         482
   .............................................................................
   Koor Industries                                             5,730         591
   .............................................................................
   Super Sol                                                 317,387         912
   .............................................................................
   Teva Pharmaceutical ADR (USD)                              19,840         927
   .............................................................................
   Total Israel (Cost $6,494)                                              6,061
                                                                         .......

T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------



                                                            Shares/Par    Value
--------------------------------------------------------------------------------
                                                                    In thousands
   MALAYSIA 2.0%

   Common Stocks 2.0%

   Malaysian Assurance Alliance                              171,300     $   309
   .............................................................................
   MNI Holdings                                              236,000         570
   .............................................................................
   Resorts World                                             366,000         653
   .............................................................................
   Tenaga Nasional                                           389,000         840
   .............................................................................
   Total Malaysia (Cost $5,803)                                            2,372
                                                                         .......

   MEXICO 10.5%

   Common Stocks 10.5%

   Cemex (Class B) *                                         390,540       1,714
   .............................................................................
   Cifra (Class B) ADR (USD)                                 198,079         379
   .............................................................................
   Coca-Cola Femsa ADR (USD)                                  11,000         475
   .............................................................................
   Corporacion Geo *                                          47,000         253
   .............................................................................
   Fomentos Economico Mexicano (Class B)                     166,024       1,168
   .............................................................................
   Gruma (Class B) *                                          62,779         246
   .............................................................................
   Grupo Elektra                                             700,000         952
   .............................................................................
   Grupo Financiero Banamex (Class B) *                      336,000         665
   .............................................................................
   Grupo Industrial Maseca (Class B)                         486,000         470
   .............................................................................
   Grupo Modelo (Class C)                                    104,000         776
   .............................................................................
   Kimberly-Clark Mexico (Class A)                           176,000         772
   .............................................................................
   Panamerican Beverages (Class A) (USD)                      31,380         973
   .............................................................................
   Telefonos de Mexico (Class L) ADR (USD)                    70,995       3,071
   .............................................................................
   TV Azteca ADR (USD) *                                      30,500         583
   .............................................................................
   Total Mexico (Cost $11,264)                                            12,497
                                                                         .......


   PERU 1.0%

   Common Stocks 1.0%

   Credicorp (USD)                                             9,600         172
   .............................................................................
   Luz del Sur                                               490,700         600
   .............................................................................
   Telefonica del Peru (Class B) ADS (USD)                    23,820         471
   .............................................................................
   Total Peru (Cost $1,367)                                                1,243
                                                                         .......

T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------


                                                            Shares/Par    Value
--------------------------------------------------------------------------------
                                                                    In thousands
   PHILIPPINES 1.4%

   Common Stocks 1.4%

   Ayala Land (Class B)                                      900,500     $   349
   .............................................................................
   Bank of the Philippine Islands                             97,000         256
   .............................................................................
   La Tondena Distillers                                      92,000          56
   .............................................................................
   Philippine Long Distance Telephone                          3,000          74
   .............................................................................
   Philippine Long Distance Telephone ADS (USD)               30,000         728
   .............................................................................
   San Miguel (Class B)                                      171,700         191
   .............................................................................
   Universal Robina                                          423,000          54
   .............................................................................
   Total Philippines (Cost $3,179)                                         1,708
                                                                         .......


   POLAND 0.4%

   Common Stocks 0.4%

   Bank Rozwoju Eksportu                                      23,920         432
   .............................................................................
   Total Poland (Cost $722)                                                  432
                                                                         .......


   PORTUGAL 0.6%

   Common Stocks 0.6%

   Portugal Telecom                                           18,250         749
   .............................................................................
   Total Portugal (Cost $597)                                                749
                                                                         .......


   RUSSIA 11.2%

   Common Stocks 11.2%

   AO Mosenergo ADR (USD) *                                   31,991       1,344
   .............................................................................
   AO Tatneft ADR (USD)                                       12,110       1,816
   .............................................................................
   Irkutskenergo ADR (USD)                                    44,520         623
   .............................................................................
   Lukoil (USD)                                               24,351         530
   .............................................................................
   Lukoil ADR (USD)                                           46,408       3,948
   .............................................................................
   Rao Gazprom ADS (USD)                                      29,057         650
   .............................................................................
   Surgutneftegaz ADR (USD)                                  124,163       1,148
   .............................................................................
   Unified Energy Systems GDR (USD) *                        101,762       3,333
   .............................................................................
   Total Russia (Cost $13,615)                                            13,392
                                                                         .......

T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------


                                                          Shares/Par       Value
--------------------------------------------------------------------------------
                                                                    In thousands
   SOUTH AFRICA 4.3%

   Common Stocks 4.3%

   Barlow Limited                                             59,800     $   603
   .............................................................................
   First National Bank                                       126,700         957
   .............................................................................
   Pick 'N Pay Stores                                        479,600         722
   .............................................................................
   Sasol                                                     109,700       1,322
   .............................................................................
   South African Breweries ADS (USD)                          27,100         722
   .............................................................................
   Standard Bank Investment Corporation                       19,700         835
   .............................................................................
   Total South Africa (Cost $5,270)                                        5,161
                                                                         .......

   SOUTH KOREA 1.9%

   Common Stocks 1.9%

   Kook Min Bank                                               6,746          55
   .............................................................................
   Korea Electric Power                                       49,110         697
   .............................................................................
   LG Electronics                                             44,000         593
   .............................................................................
   Pohang Iron & Steel                                         6,405         292
   .............................................................................
   Samsung Electronic                                         17,300         679
   .............................................................................
   Total South Korea (Cost $4,444)                                         2,316
                                                                         .......

   TAIWAN 4.5%

   Common Stocks and Rights 4.5%

   Acer*                                                     165,000         226
   .............................................................................
   Acer GDR (USD) *                                           21,000         139
   .............................................................................
   Asustek Computer GDR (USD) *                               47,000         567
   .............................................................................
   Bank Sino Pacific *                                       693,393         504
   .............................................................................
   Cathay Construction                                       214,000         228
   .............................................................................
   Cathay Life Insurance                                      97,000         433
   .............................................................................
   China Steel                                               551,000         422
   .............................................................................
   Chyang Sheng Dyeing and Finishing *                           250           0
   .............................................................................
   Compal Electronics *                                      132,000         301
   .............................................................................
   Compal Electronics, Rights, 11/15/97 *                     15,713           0
   .............................................................................
   Compeq Manufacturing *                                     46,000         222
   .............................................................................
   Delpha Construction *                                      68,879          82
   .............................................................................
   Delta Electronics                                          95,000         302
   .............................................................................
   Hung Poo Construction *                                    34,800          36
   .............................................................................
   Inventec *                                                111,000         439
   .............................................................................

T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------


                                                          Shares/Par       Value
--------------------------------------------------------------------------------
                                                                    In thousands
   Taichung Business Bank *                                  644,000      $  887
   .............................................................................
   Taishin International Bank                                402,150         308
   .............................................................................
   Walsin Lihwa *                                            292,677         178
   .............................................................................
   Yageo *                                                    41,600          87
   .............................................................................
   Total Taiwan (Cost $7,919)                                              5,361
                                                                          ......


   THAILAND 1.1%

   Common Stocks 1.1%

   Dusit Thani                                               196,700         139
   .............................................................................
   PTT Exploration & Production                               84,800         847
   .............................................................................
   Siam Cement                                                43,400         362
   .............................................................................
   Total Thailand (Cost $2,459)                                            1,348
                                                                          ......


   VENEZUELA 0.6%

   Common Stocks 0.6%

   Compania Anonima Nacional Telefonos de Venezuela
    (Class D) ADR (USD)                                       15,365         672
   .............................................................................
   Total Venezuela (Cost $547)                                               672
                                                                          ......


   SHORT-TERM INVESTMENTS 3.6%

   Money Market Funds 3.6%

   Reserve Investment Fund, 5.65%                         $4,277,170       4,277
   .............................................................................
   Total Short-Term Investments (Cost $4,277)                              4,277
                                                                          ......

T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------


                                                                           Value
--------------------------------------------------------------------------------
                                                                    In thousands
Total Investments in Securities

98.6% of Net Assets (Cost $131,478)                                    $117,657

Other Assets Less Liabilities                                             1,628
                                                                       ........

NET ASSETS                                                             $119,285
                                                                       --------

Net Assets Consist of:

Accumulated net realized gain/loss - net of distributions              $  1,501

Net unrealized gain (loss)                                              (13,918)

Paid-in-capital applicable to 10,762,955 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares of the
corporation authorized                                                  131,702
                                                                       ........

NET ASSETS                                                             $119,285
                                                                       --------

NET ASSET VALUE PER SHARE                                              $  11.08
                                                                       --------




   *  Non-income producing
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at year-end amounts to 0.7% of net assets.
 ADR  American depository receipt
 ADS  American depository share
 GDR  Global depository receipt
 GDS  Global depository share
 HKD  Hong Kong dollar
 USD  U.S. dollar


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------


-----------------------
Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                            Year
                                                                           Ended
                                                                        10/31/97
Investment Income
Income
  Dividend (net of foreign taxes of $193)                               $  1,916
  Interest                                                                   409
                                                                        ........
  Total income                                                             2,325
                                                                        ........
Expenses
  Investment management                                                    1,402
  Shareholder servicing                                                      358
  Custody and accounting                                                     159
  Registration                                                                52
  Prospectus and shareholder reports                                          25
  Legal and audit                                                             20
  Directors                                                                    7
  Miscellaneous                                                               11
  Reimbursed to manager                                                       40
                                                                        ........
  Total expenses                                                           2,074
                                                                        ........
Net investment income                                                        251
                                                                        ........

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                               1,924
  Foreign currency transactions                                             (517)
                                                                        ........
  Net realized gain (loss)                                                 1,407
                                                                        ........
Change in net unrealized gain or loss
  Securities                                                             (11,932)
  Other assets and liabilities
  denominated in foreign currencies                                          (79)
                                                                        ........
  Change in net unrealized gain or loss                                  (12,011)
                                                                        ........
Net realized and unrealized gain (loss)                                  (10,604)
                                                                        ........
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                  $(10,353)
                                                                        --------


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------


----------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                                Year       Year
                                                               Ended      Ended
                                                            10/31/97   10/31/96
Increase (Decrease) in Net Assets
Operations
  Net investment income                                    $     251   $    204
  Net realized gain (loss)                                     1,407      1,610
  Change in net unrealized gain or loss                      (12,011)    (1,186)
                                                           ....................
  Increase (decrease) in net assets from
   operations                                                (10,353)       628
                                                           ....................
Distributions to shareholders
  Net investment income                                         (243)       (15)
  Net realized gain                                           (1,829)         -
                                                           ....................
  Decrease in net assets from distributions                   (2,072)       (15)
                                                           ....................
Capital share transactions*
  Shares sold                                                102,370     63,650
  Distributions reinvested                                     2,007         15
  Shares redeemed                                            (40,915)   (10,920)
  Redemption fees received                                       352        139
                                                           ....................
  Increase (decrease) in net assets from capital
  share transactions                                          63,814     52,884
                                                           ....................
Net Assets
Increase (decrease) during period                             51,389     53,497
Beginning of period                                           67,896     14,399
                                                           ....................

End of period                                              $ 119,285   $ 67,896
                                                           --------------------

* Share information
  Shares sold                                                  7,922      5,418
  Distributions reinvested                                       173          1
  Shares redeemed                                             (3,192)      (932)
                                                           ....................
  Increase (decrease) in shares outstanding                    4,903      4,487

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------
                                                                October 31, 1997

-----------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

  T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Emerging Markets Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 1995.

  The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

  Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

  Short-term debt securities are valued at amortized cost which, when combined with acccrued interest, approximates fair value.

  For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

  Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

  Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

  Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and

T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------


    capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

    Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

    Emerging Markets At October 31, 1997, the fund held investments in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

    Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $147,647,000 and $91,301,000, respectively, for the year ended October 31, 1997.

NOTE 3 - FEDERAL INCOME TAXES

    No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

    In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended October 31, 1997. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

    ----------------------------------------------------------------------------
    Undistributed net investment income                               $(220,000)
    Undistributed net realized gain                                     340,000
    Paid-in-capital                                                    (120,000)

    For federal income tax purposes, fund distributions included $674,000 ($0.11 per share) of long-term capital gains, which were paid to shareholders of record on December 26, 1996. The fund intends to elect to pass through foreign

T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------


    source income of $196,000 and foreign taxes paid of $196,000 for its tax year ended October 31, 1997; the per share effect of these pass-throughs is $0.02 and $0.02, respectively, based on fund shares outstanding on October 31, 1997. These amounts may differ from amounts reported in the accompanying financial statements due to differences in financial statement and federal income tax reporting requirements.

    At October 31, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $131,478,000 and net unrealized loss aggregated $13,821,000, of which $5,148,000 related to appreciated investments and $18,969,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

    The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

    The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $154,000 was payable at October 31, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.75% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At October 31, 1997, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

    Under the terms of the investment management agreement, the manager is required to bear any expenses through October 31, 1998, which would cause the fund's ratio of expenses to average net assets to exceed 1.75%. Thereafter, through October 31, 2000, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 1.75%. Pursuant to a prior agreement, $130,000 of previously unaccrued management fees and $40,000 of fund expenses previously borne by the manager were reimbursed to the manager during the year ended October 31, 1997. Unaccrued management fees from previous years aggregating $81,000 are subject to reimbursement through October 31, 1998.

T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------


    In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. (TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $390,000 for the year ended October 31, 1997, of which $38,000 was payable at period-end.

    Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of
    T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum International Fund held approximately 1.2% of the outstanding shares of the Emerging Markets Stock Fund at 10/31/97. For the year then ended, the fund was allocated $8,000 of Spectrum expenses, $1,000 of which was payable at period-end.

    The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 1997, totaled $50,000 and are reflected as interest income in the accompanying Statement of Operations.

    During the year ended October 31, 1997, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $23,400,000 with certain affiliates of the manager and paid commissions of $103,000 related thereto.

T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------


---------------------------------
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Emerging Markets Stock Fund

    In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Emerging Markets Stock Fund (one of the portfolios constituting T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with custodians and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

    PRICE WATERHOUSE LLP
    Baltimore, Maryland
    November 19, 1997

T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------


Investment Services And Information


Knowledgeable Service Representatives

By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person Available in T. Rowe Price Investor Centers.


Account Services

Checking  Available on most fixed income funds ($500 minimum).

Automatic Investing  From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options  Reinvest all, some, or none of your distributions.

Automated 24-Hour Services  Including Tele*Access(R) and T. Rowe Price OnLine.


Discount Brokerage*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.


Investment Information

Combined Statement  Overview of your T. Rowe Price accounts.

Shareholder Reports  Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update  Quarterly review of all T. Rowe Price fund results.

Insights  Educational reports on investment strategies and financial markets.

Investment Guides  Asset Mix Worksheet, College Planning Kit, Diversifying

Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

*A division of T. Rowe Price Investment Services, Inc.  Member NASD/SIPC.

T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS
 ................................................................................
Domestic
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications*
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology
Small-Cap Stock***
Small-Cap Value**
Spectrum Growth
Value


International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
 ................................................................................
Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond
Florida Insured
Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured
Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

 ................................................................................
International/Global

Emerging Markets Bond
Global Government Bond
International Bond

MONEY MARKET FUNDS
 ................................................................................
Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money


BLENDED ASSET FUNDS
 ................................................................................
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
 ................................................................................
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio


  * Formerly the closed-end New Age Media Fund; converted to open-end status on 7/28/97.
 ** Closed to new investors.
*** Formerly the OTC Fund.

Please call for a prospectus. Read it carefully before you invest or send money.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY.
T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. Rowe Price Discount Brokerage
--------------------------------------------------------------------------------

DISCOUNT BROKERAGE
A Division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC


This low-cost service gives you the opportunity to easily consolidate all your investments with one company. Through T. Rowe Price Discount Brokerage, you can buy and sell individual securities--stocks, bonds, options, and others--at considerable commission savings over full-service brokers.* We also provide a wide range of services, including:

Automated Telephone and Computer Services You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs save you an additional 10% on commissions.**

Investor Information A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports, can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service Virtually all stocks held in customer accounts are eligible for this service, free of charge.



 *Based on a February 1997 telephone survey that compared our commission rates on stock transactions of various sizes with those of other full-service and discount brokerages. Commission rates will vary based on size and nature of trades. Services vary by firm. For additional information concerning our commission rates and services, call 1-800-638-5660.

**Discount applies to our current commission schedule; subject to our $35 minimum commission.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access/(R)/:
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call: 1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Emerging Markets
Stock Fund.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607


[LOGO OF T. ROWE PRICE APPEARS HERE]

T. Rowe Price Investment Services, Inc., Distributor.  F05-050  10/31/97